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                                                        EXHIBIT 10(b)

                            AMENDMENT TO
                    THE ST. PAUL COMPANIES, INC.
                 DIRECTORS CHARITABLE AWARD PROGRAM


The first paragraph of Section 6 of the Directors Charitable Award Program is amended, effective August 3, 1999, to read as follows:


       6.  VESTING

           The amount of the donation made on a Director's behalf will be determined based on the Director's months of Board service, in accordance with the following vesting schedule:

           VESTING DATE                    DONATION AMOUNT
           ------------                    ---------------

           Upon first anniversary
            of date first elected a
            director by shareholders
            (Election Date)                       $200,000

           Upon second anniversary
            of Election Date                      $400,000

           Upon third anniversary
            of Election Date                      $600,000

           Upon fourth anniversary
            of Election Date                      $800,000

           Upon fifth anniversary
            of Election Date                    $1,000,000